Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Acrongenomics Inc. for the quarter ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof, the undersigned, Ron Lizée hereby certifies, pursuant to 18 U.S.C. Section 1350 as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

1.	The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Acrongenomics Inc..

November 19, 2008

/s/ Ron Lizée
Ron Lizée
Chief Financial Officer, Secretary and Director
(Principal Financial Officer and Principal Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to Acrongenomics Inc. and will be retained by Acrongenomics Inc. and furnished to the Securities and Exchange Commission or its staff upon request.